UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 19, 2006


                               PC CONNECTION, INC.
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               (Exact Name of Registrant as Specified in Charter)

     Delaware                       0-23827                     02-0513618
--------------------------    ---------------------      -----------------------
(State or Other Juris-             (Commission                (IRS Employer
diction of Incorporation           File Number)             Identification No.)



                     730 Milford Road                           03054

                 Merrimack , New Hampshire
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         (Address of Principal Executive Offices)              (Zip Code)



        Registrant's telephone number, including area code: 603-683-2000

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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On January 19, 2006, the registrant issued a press release regarding its financial results for the quarter ended December 31, 2005. A copy of the press release is filed as Exhibit 99.1 hereto.



Item 9.01  Financial Statements and Exhibits

         (c)      Exhibits


                  99.1 Press Release issued by PC Connection, Inc. on January 19, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        PC Connection, Inc.
Date:  January 19, 2006                 By:   /s/ Jack Ferguson
                                           -------------------------------------
                                           Jack Ferguson

                                           Vice President, Treasurer and Chief
                                           Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                     Description
-----------                     -----------

99.1                            Press release issued by PC Connection, Inc. on
                                January 19, 2006.